All sections marked with two asterisks ("**") reflect portions which have been redacted. The unredacted exhibit has been filed separately with the Securities and Exchange Commission as part of a request for confidential treatment.


                                SECOND AMENDMENT
                          TO SUPPLY AGREEMENT BETWEEN
                  TRANSCRYPT INTERNATIONAL AND MOTOROLA, INC.

     THIS AMENDMENT ("Second Amendment") dated the date the last signature herein, between TRANSCRYPT INTERNATIONAL ("Transcrypt") and MOTOROLA, INC., by and through it's Radio Products Americas Group ("Motorola").

     WHEREAS, on August 8, 1995 Transcrypt and Motorola entered into an agreement (the "Agreement"); and

     WHEREAS, Transcrypt agreed to design and manufacture certain products ("Modules"), and Motorola agreed to purchase such Modules; and

     WHEREAS, on Oct. 9, 1996 Transcrypt and Motorola amended the Agreement (the "First Amendment"); and

     WHEREAS, Transcrypt agreed to provide certain software to Motorola which software would permit the end-user and/or technician to program the Modules to operate according to design specifications; and

     WHEREAS, both parties desire to amend the Agreement in certain respects for a second time.

     NOW THEREFORE, in consideration of the mutual obligations contained herein, the parties hereby agree as follows:

1. Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Agreement and First Amendment.

2. Motorola shall purchase from Transcrypt those products, in such quantities and at such prices as identified on Schedule 1, attached hereto and made a part hereof ("Product"). Upon the execution of this Second Amendment, Motorola shall issue to Transcrypt a purchase order for said Product.

3. During the remainder to the Term of the Agreement, Motorola shall have the right to exchange any one Product with another Product, provided the same quantity of Products are exchanged.

4. Transcrypt agrees that upon the receipt of said purchase order, Motorola has fulfilled its entire purchase obligation under the Agreement, including the minimum purchase obligation as provided for in Paragraph 34 of the Agreement, and that Motorola is under no further obligation, either express or implied, to purchase any additional Modules or Product from Transcrypt under said Agreement.

5. Nothing contained in the Agreement and the First or Second Amendment shall be deemed to create any express or implied obligation on either party to renew or extend the Agreement or to create any right to continue this Agreement on the same terms and conditions contained herein.

6. Nothing herein contained shall in any way alter, waive, annul, vary or affect any terms, conditions or provisions of the Agreement or First Amendment except as specifically provided herein, it being the intent of the parties hereto that all of the terms, conditions and provisions of the Agreement and First Amendment shall continue in full force and effect, except as hereby amended.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.


MOTOROLA, INC., by and through it's             TRANSCRYPT INTERNATIONAL
RADIO PRODUCTS AMERICAS GROUP


/s/ Chip Saunders                               /s/ Jeffery L. Fuller
-----------------------------------             -----------------------------
Signature                                       Signature


Chip Saunders                                   JEFFERY L. FULLER
-----------------------------------             -----------------------------
Name                                            Name


Corp. VP & Div GM                               President and C.O.O.
-----------------------------------             -----------------------------
Title                                           Title

                                                3/31/97
-----------------------------------             ------------------------------
Date                                            Date

TRANSCRYPT SECOND AMENDMENT
SCHEDULE 1

RADIO MODEL     UNITS        COST/UNIT          PART #          DESCRIPTION
-----------     -----        ---------          ------          -----------
GP350            **             $**             M020-416
GP300            **             $**             SC20-410        NON-KEYPAD
GP300            **             $**             M093-410        KEYPAD
VISAR            **             $**             M096-410
HT1000           **             $**             M020416
GM300            **             $**             SC20-410        NON-KEYPAD
GM300            **             $**             SC20-410        KEYPAD
MTX838           **             $**             M094-410-M1
GP900            **             $**             M094-410-M1

TOTAL            **